UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2026 (May 1, 2026)

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street,	Reston,	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 1, 2026, at the Annual Meeting of Stockholders (the "Annual Meeting") of Leidos Holdings, Inc. (the "Company"), the Company's stockholders approved (i) the Company's 2026 Omnibus Incentive Plan (the "2026 Plan") and (ii) the Company's 2026 Employee Stock Purchase Plan (the "2026 ESPP"). The Company's Board of Directors (the "Board") previously approved the 2026 Plan and 2026 ESPP subject to stockholder approval at the Annual Meeting.
A description of the material terms and conditions of the 2026 Plan and 2026 ESPP are contained in detail in the Company's Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 19, 2026 (the "Proxy Statement"), under the headings “Proposal 4: Approval of the 2026 Omnibus Incentive Plan” and "Proposal 5: Approval of the 2026 Employee Stock Purchase Plan," respectively, and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the 2026 Plan and 2026 ESPP, copies of which were filed with the Company's registration statement on Form S-8 filed on May 1, 2026, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on May 1, 2026. The final results of the stockholders’ vote on each of the matters presented for a vote are set forth below.

1.    The nominees for election to the Company's Board set forth in Proposal 1 to the Company’s Proxy Statement, were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Thomas A. Bell	92,671,357	1,216,775	231,391	10,494,880
Gregory R. Dahlberg	91,801,057	1,932,716	385,750	10,494,880
David G. Fubini	89,026,842	4,737,376	355,305	10,494,880
Noel B. Geer	90,094,311	3,675,875	349,337	10,494,880
Tina W. Jonas	91,579,107	2,290,039	250,376	10,494,880
Harry M. J. Kraemer, Jr.	90,309,819	3,499,434	310,269	10,494,880
Gary S. May	90,524,899	3,239,893	354,731	10,494,880
Nancy A. Norton	91,823,309	2,050,181	246,033	10,494,880
Patrick M. Shanahan	92,225,068	1,538,565	355,890	10,494,880
Robert S. Shapard	82,238,171	11,532,656	348,696	10,494,880

2.    The proposal to approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement was approved based upon the following votes:

Votes for approval	88,904,849
Votes against	4,449,801
Abstentions	764,873
Broker non-votes	10,494,880

3.    The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 1, 2027, was approved based upon the following votes:

Votes for approval	97,307,718
Votes against	7,074,729
Abstentions	231,956
Broker non-votes	N/A

4.    The proposal to approve the 2026 Omnibus Incentive Plan was approved based upon the following votes:

Votes for approval	90,310,588
Votes against	3,322,318
Abstentions	486,617
Broker non-votes	10,494,880

5.    The proposal to approve the 2026 Employee Stock Purchase Plan was approved based upon the following votes:

Votes for approval	93,480,480
Votes against	378,610
Abstentions	260,433
Broker non-votes	10,494,880

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date:	May 6, 2026	By:	/s/ Henrique B. Canarim
Henrique B. Canarim
		Its:	Corporate Secretary